SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: AUGUST 9, 2002

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-1880355 (I.R.S. Employer Identification No.)

435 North Michigan Avenue, Chicago, Illinois (Address of principal executive offices)	60611 (Zip code)

Registrant's telephone number, including area code:  (312) 222-9100

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1 - Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 - Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

ITEM 9.   REGULATION FD DISCLOSURE.

          On August 9, 2002, the Principal Executive Officer, John W. Madigan, and Principal Financial Officer, Donald C. Grenesko, of Tribune Company each submitted to the SEC a sworn statement pursuant to Securities and Exchange Commission Order No. 4-460.

          A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIBUNE COMPANY (Registrant)
Date: August 9, 2002	/s/ R. Mark Mallory R. Mark Mallory Vice President and Controller

   EXHIBIT 99.1

Statement Under Oath of Principal Executive Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, John W. Madigan, Chairman and Chief Executive Officer of Tribune Company, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Tribune Company, and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company's audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report on Form 10-K for the fiscal year ended December 30, 2001 for Tribune Company;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Tribune Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ John W. Madigan John W. Madigan Chairman and Chief Executive Officer	Subscribed and sworn to before me this 9th day of August, 2002.

Date: August 9, 2002	/s/ Marcia K. Arnemann Marcia K. Arnemann Notary Public My Commission Expires: 07/13/05

   EXHIBIT 99.2

Statement Under Oath of Principal Financial Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Donald C. Grenesko, Senior Vice President of Finance and Administration of Tribune Company, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Tribune Company, and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company's audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report on Form 10-K for the fiscal year ended December 30, 2001 for Tribune Company;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Tribune Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Donald C. Grenesko Donald C. Grenesko Senior Vice President of Finance and Administration	Subscribed and sworn to before me this 9th day of August, 2002.

Date: August 9, 2002	/s/ Marcia K. Arnemann Marcia K. Arnemann Notary Public My Commission Expires: 07/13/05